UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2011

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On December 15, 2011, Helen of Troy Limited, a Bermuda company (the “Company”), and Helen of Troy, L.P., a Texas limited partnership (the “Borrower”), entered into that certain Second Amendment to Credit Agreement with Bank of America, N.A., JPMorgan Chase Bank, N.A., and the other lenders party thereto (the “Amendment”). The Amendment amends the Credit Agreement, dated December 30, 2010, by and among the Company, the Borrower and Bank of America, N.A., as amended by that certain First Amendment to Credit Agreement, by and among the Company, the Borrower, Bank of America, N.A., JPMorgan Chase Bank, N.A., and the other lenders party thereto (collectively, the “Credit Agreement”). The Amendment increases the unsecured revolving commitment of the Credit Agreement from $150 million to $250 million, subject to the terms and limitations described in the Credit Agreement.

The foregoing description of the Amendment is not a complete description of all of the parties’ rights and obligations under such agreement and is qualified in its entirety by reference to the Amendment that is filed with this Current Report on Form 8-K as Exhibit 10.1, to the Credit Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2011, and to the First Amendment to the Credit Agreement that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2011, each of which is incorporated by reference herein.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Credit Agreement” is incorporated by reference into this Item 2.03.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description
10.1

Second Amendment to Credit Agreement dated December 15, 2011, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lenders party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: December 19, 2011	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1

Second Amendment to Credit Agreement dated December 15, 2011, by and among Helen of Troy, L.P., a Texas limited partnership, Helen of Troy Limited, a Bermuda company, Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lenders party thereto.